Prospectus Supplement
John Hancock Variable Insurance Trust
Active Bond Trust (the fund)
Supplement dated October 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective October 30, 2025 (the Effective Date), David A. Bees, CFA will no longer serve as a portfolio manager of the fund. Jeffrey N. Given, CFA, Howard C. Greene, CFA, Spencer Godfrey, CFA, Pranay Sonalkar, CFA, and Connor Minnaar, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
In addition, effective December 31, 2027, Howard C. Greene, CFA will no longer serve as a portfolio manager of the fund. Jeffrey N. Given, CFA, Spencer Godfrey, CFA, Pranay Sonalkar, CFA, and Connor Minnaar, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of December 31, 2027, all references to Mr. Greene will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.